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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: OCTOBER 2, 1996

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-12771                                          95-3630868
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 546-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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                                    FORM 8-K


ITEM 5.           OTHER EVENTS.

         The Board of Directors of the Registrant's wholly-owned subsidiary, Network Solutions, Inc. ("NSI"), has recently retained investment bankers and is considering whether to pursue an initial public offering of NSI common stock. There can be no assurance that NSI will in fact pursue an initial public offering of its common stock or that such an initial public offering will in fact occur.

         This announcement shall not constitute an offer to sell or the solicitation of an offer to buy securities of NSI in any state in which such offer, solicitation or sale would be unlawful under the securities law of any such state. The offering will be made only by means of a Prospectus.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Not Applicable




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                            SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION



Date:  October 2, 1996                  By:    /s/ Douglas E. Scott
                                               ---------------------------------
                                               Douglas E. Scott
                                        Its:   Corporate Vice President
                                               and General Counsel
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                                  EXHIBIT INDEX




                                                                   Sequentially
Exhibit No.                       Description                      Numbered Page
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                                  NONE